F’25 Q3 Financial Results Brady Corporation May 16, 2025

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of materials, labor, material shortages and supply chain disruptions, including as a result of tariffs or other impacts of the global trade environment; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; global climate change and environmental regulations; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; changes in tax legislation and tax rates; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2024. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q3 F’25 Highlights 3 * Adjusted Diluted Earnings per Share is a non-GAAP measure. See appendix. Organic sales growth of 1.6%. Americas & Asia organic sales growth of 5.4%. Europe & Australia organic sales decline of 5.4%. Acquisition growth of 10.5%. Sales Growth GPM of 51.0% compared to 51.6% in Q3 of F’24. Gross profit includes facility closure and other reorganization costs in Q3 F’25. Gross Profit Margin GAAP EPS increased 3.8% to $1.09 in Q3 of F’25 compared to $1.05 in Q3 of F’24. Adjusted Diluted Earnings per Share* increased 11.9% to $1.22 in Q3 of F’25 compared to $1.09 in Q3 of F’24. Growth in Earnings per Share Purchased 476k shares in Q3 of F’25 for $33.2M (average price = $69.64 per share). Paid dividends of $11.3M in the quarter. In a net cash position of $49.3M at April 30, 2025. Returned Funds to our Shareholders F’25 EPS Guidance Tightening full year F’25 Adjusted EPS guidance to $4.48 to $4.63 per share from $4.45 to $4.70 per share. Tightening full year F’25 GAAP EPS guidance to $3.95 to $4.10 per share from $3.99 to $4.24 per share.

Geographic Presence

4

YTD Q3 F'25 Sales by Geography
(90 facilities in 35 countries)


6%
5%
3%
52%
30%
4%



U.S.A.	Rest of Americas	Asia (excl. China)	China	Europe, Middle East & Africa	Australia
	Brazil, Canada, Mexico.	India, Japan, Malaysia, Philippines, South Korea, Singapore, Thailand, Vietnam.		Austria, Belgium, Denmark, Finland, France, Germany, Hungary, Italy, Netherlands, Norway, Poland, Qatar, Saudi Arabia, Slovakia, South Africa, Spain, Sweden, Switzerland, Turkey, UAE, U.K.	

BRADY

Sales Overview 5 Q3 F’25 SALES: Total sales increased 11.4%. Organic sales increased 1.6%. • Americas & Asia – Organic sales increased 5.4%. • Europe & Australia – Organic sales declined 5.4%. Foreign currency translation decreased sales 0.7%. Acquisitions increased sales 10.5%. $321 $318 $339 $324 $323 $326 $337 $346 $332 $323 $343 $343 $377 $357 $383 $225 $250 $275 $300 $325 $350 $375 $400 Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Q4 F'24 1.6% Q1 F'25 3.6% Q2 F'25 2.6% Q3 F'25 1.6%Organic Growth SALES (millions of USD) Q3 F’25 SALES COMMENTARY: Organic sales grew 3.3% in the Americas with growth in most major product lines. Asia organic sales grew 22.9% with growth across the region, including China. Organic sales declined 5.1% in Europe and declined 8.1% in Australia.

Gross Profit Margin 6 $155 $149 $164 $163 $155 $156 $170 $176 $172 $162 $177 $177 $190 $176 $19548.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 51.6% 50.3% 49.3% 51.0% 38% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 $225 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 GROSS PROFIT & GPM% (millions of USD) Q3 F’25 – GROSS PROFIT MARGIN: Gross profit margin of 51.0% compared to 51.6% in Q3 of F’24. The impact of facility closures and other reorganization costs reduced gross profit margin by approximately 30 basis points in Q3 of F’25.

SG&A Expense 7 Q3 F’25 – SG&A EXPENSE: SG&A expense increased as a percent of sales when compared to Q3 last year primarily due to increased amortization and facility closure and other reorganization costs. Amortization expense was $4.8M in Q3 of F’25 and $2.4M in Q3 of F’24, and facility closure and other reorganization costs were $3.9M in Q3 of F’25. We continue to drive efficiencies in SG&A expenses while investing in sales-generating resources. $97 $93 $96 $95 $90 $92 $91 $97 $96 $91 $96 $93 $112 $106 $109 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 27.2% 29.7% 29.7% 28.4% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 8 Q3 F’25 – R&D EXPENSE: We remain committed to our investments in R&D in order to drive profitable long-term sales growth through our new product roadmap. $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 $16.3 $15.7 $16.8 $17.7 $17.5 $18.9 $18.7 $19.2 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 4.7% 4.7% 5.2% 5.1% 5.1% 5.0% 5.2% 5.0% 1.5% 2.5% 3.5% 4.5% 5.5% $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 9 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $68.2 $58.8 $52.0 $65.7 $10 $20 $30 $40 $50 $60 $70 Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% Q4 F'24 6.9% Q1 F'25 (1.0%) Q2 F'25 (6.8%) Q3 F'25 2.1% * Adjusted Income Before Income Taxes is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q3 F’25 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes increased 2.1% to $65.7M in Q3 of F’25 compared to $64.4M in Q3 of F’24. Excluding adjusted* items from both periods, income before income taxes increased 11.5% to $74.4M in Q3 of F’25 compared to $66.8M in Q3 of F’24. Year-on-Year Growth (Decline)

Net Income & Diluted EPS

10


NET INCOME (GAAP)
(millions of USD)
$60
$50
$40
$30
$20
$35.0
$33.8
$40.1
$41.1
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
$55.5
$46.8
$40.3
$52.3
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25


DILUTED EPS (GAAP)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.67
$0.65
$0.78
$0.81
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
$1.15
$0.97
$0.83
$1.09
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24
Q1 F'25
Q2 F'25
Q3 F'25

Q3 F'25 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $52.3M in Q3 of F'25 compared to $50.9M in Q3 of F'24 (increased 2.7%).
  - Adjusted Net Income* was $58.8M in Q3 of F'25 compared to $52.7M in Q3 of F'24 (increased 11.6%).
- GAAP Diluted EPS was $1.09 in Q3 of F'25 compared to $1.05 in Q3 of F'24.
  - Adjusted Diluted EPS* was $1.22 in Q3 of F'25 compared to $1.09 in Q3 of F'24 (increased 11.9%).

* Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. See appendix.

Cash Generation 11 CASH FLOW FROM OPERATING ACTIVITIES $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 $84.0 $23.4 $39.6 $59.9 -$5 $20 $45 $70 $95 Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143% Q4 F'24 151% Q1 F'25 50% Q2 F'25 98% Q3 F'25 115%% of Net Income CASH FLOWS IN Q3 OF F’25: Overview: Cash flow from operating activities was $59.9M in Q3 of F’25 vs. $72.7M in Q3 of F’24. Free cash flow* was $55.6M in Q3 of F’25 compared to $64.4M in Q3 of F’24. Returning Funds to our Shareholders: In F’25, we returned a total of $67.4M to our shareholders in the form of dividends and share buybacks. Dividends – Increased our annual dividend for the 39th consecutive year. Share Buybacks – Repurchased 476k shares in Q3 F’25 for $33.2M (average price of $69.64/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Apr. 30, 2025 3 Mos. Ended Apr. 30, 2024 9 Mos. Ended Apr. 30, 2025 9 Mos. Ended Apr. 30, 2024 Cash Balance - Beginning of Period 138.5$ 143.9$ 250.1$ 151.5$ Cash Flow from Operating Activities 59.9 72.7 122.9 171.1 Capital Expenditures (4.3) (8.3) (18.7) (69.2) Dividends (11.3) (11.2) (34.2) (33.9) Share Repurchases (33.2) (50.4) (33.2) (72.2) Business Acquisitions (9.9) - (147.2) - Net Debt Borrowings 15.1 15.7 11.9 14.1 Effect of Exchange Rates on Cash (3.1) (0.6) (3.7) (2.8) Other 0.5 (1.3) 4.3 1.9 Cash Balance - End of Period 152.2$ 160.5$ 152.2$ 160.5$

Net Cash 12 STRONG BALANCE SHEET: April 30, 2025 cash = $152.2M. April 30, 2025 debt = $102.8M. Balance sheet provides flexibility for future organic investments and strategic M&A. $91 $64 $26 $19 $15 $31 $84 $102 $123 $96 $97 $159 $29 $51 $49 $0 $50 $100 $150 $200 $250 $300 $350 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 Q1 F'25 Q2 F'25 Q3 F'25 NET CASH (millions of USD)

F’25 Updated Diluted EPS Guidance GAAP Diluted EPS $3.95 to $4.10 F’25 Adjusted Diluted EPS* $4.48 to $4.63 Guidance Assumptions: Organic sales growth in the low-single digit percentages. Full-year income tax rate of approximately 20%. Foreign currency exchange rates as of April 30, 2025. Depreciation and amortization expense of approximately $40M. Capital expenditures of approximately $25M. 13 * Adjusted Diluted EPS is a non-GAAP measure. See appendix.

Americas & Asia 14 • Revenues increased 12.9% in Q3 of F’25: • Organic growth = + 5.4%. • Fx decrease = (1.1%). • Acquisition = + 8.6%. • Organic sales grew 3.3% in the Americas with growth in most major product lines. • Organic sales grew 22.9% in Asia; growth throughout the region including China. • Growth in segment profit due to organic sales growth in higher gross margin product lines, which was partially offset by increased amortization from acquisitions and facility closure and other reorganization costs. Excluding these increased costs, segment profit increased 20.2%. Q3 F’25 SUMMARY:Q3 F’25 vs. Q3 F’24 (millions of USD) $218 $220 $223 $227 $222 $212 $225 $228 $245 $234 $254 19% 18% 22% 22% 23% 21% 22% 23% 22% 20% 23% 0% 5% 10% 15% 20% 25% $50 $100 $150 $200 $250 $300 Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) Q4 F'24 3.4% (0.8%) (2.2%) Q1 F'25 5.1% (0.2%) 5.8% Q2 F'25 4.3% (1.4%) 7.6% Q3 F'25 5.4% (1.1%) 8.6% SALES & SEGMENT PROFIT % (millions of USD) Q3 F’25 Q3 F’24 Change Sales $ 253.7 $ 224.8 12.9% Segment Profit 57.2 49.7 + 15.0% Segment Profit % 22.5% 22.1% + 40 bps • Low-single digit organic sales growth in Q4 F’25. • Growth in segment profit excluding amortization and facility closure and other reorganization costs. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 15 • Revenues increased 8.7% in Q3 of F’25: • Organic decline = (5.4%). • Fx decrease = (0.1%). • Acquisition = 14.2% • Organic sales declined 5.1% in Europe and declined 8.1% in Australia. • Segment profit decreased due to the decline in organic sales, as well as increased amortization and facility closure and other reorganization costs. Excluding these increased costs, segment profit increased 3.8%. Q3 F’25 SUMMARY:Q3 F’25 vs. Q3 F’24 (millions of USD) $104 $106 $114 $118 $110 $111 $119 $115 $132 $123 $129 16% 13% 15% 16% 15% 14% 16% 17% 10% 9% 14% 0% 5% 10% 15% 20% $50 $100 $150 $200 $250 $300 Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - Q4 F'24 (1.8%) (1.2%) - Q1 F'25 0.7% 3.6% 15.0% Q2 F'25 (0.8%) (3.6%) 15.1% Q3 F'25 (5.4%) (0.1%) 14.2% SALES & SEGMENT PROFIT % Q3 F’25 Q3 F’24 Change Sales $ 128.9 $ 118.6 8.7% Segment Profit 17.5 19.5 (10.5%) Segment Profit % 13.6% 16.5% - 290 bps Organic For. Curr. Acquisitions • Organic sales approximately flat in Q4 F’25 due to challenging macro environment. • Growth in segment profit excluding amortization and facility closure and other reorganization costs. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 16

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Adjusted Income Before Income Taxes:
Brady is presenting the non-GAAP measure, "Adjusted Income Before Income Taxes." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Adjusted Income Before Income Taxes:

	Three months ended April 30,		Nine months ended April 30,	
	2025	2024	2025	2024
Income before income taxes	$ 65,745	$ 64,411	$ 176,592	$ 179,633
Amortization expense	4,754	2,365	14,138	7,084
Facility closure and other reorganization costs	3,930	-	9,584	-
Non-recurring acquisition-related costs and other expenses	-	-	5,059	-
Adjusted Income Before Income Taxes (non-GAAP measure)	**$ 74,429**	**$ 66,776**	**$ 205,373**	**$ 186,717**

Adjusted Income Tax Expense:
Brady is presenting the non-GAAP measure, "Adjusted Income Tax Expense." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Adjusted Income Tax Expense:

	Three months ended April 30,		Nine months ended April 30,	
	2025	2024	2025	2024
Income tax expense (GAAP measure)	$ 13,482	$ 13,521	$ 37,212	$ 37,874
Amortization expense	1,144	548	3,402	1,642
Facility closure and other reorganization costs	983	-	2,396	-
Non-recurring acquisition-related costs and other expenses	-	-	1,265	-
Adjusted Income Tax Expense (non-GAAP measure)	**$ 15,609**	**$ 14,069**	**$ 44,275**	**$ 39,516**

Non-GAAP Reconciliations

19

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Adjusted Net Income:
Brady is presenting the non-GAAP measure, "Adjusted Net Income." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Adjusted Net Income:

	Three months ended April 30,		Nine months ended April 30,	
	2025	2024	2025	2024
Net income (GAAP measure)	$ 52,263	$ 50,890	$ 139,380	$ 141,759
Amortization expense	3,610	1,817	10,736	5,442
Facility closure and other reorganization costs	2,947	-	7,188	-
Non-recurring acquisition-related costs and other expenses	-	-	3,794	-
Adjusted Net Income (non-GAAP measure)	**$ 58,820**	**$ 52,707**	**$ 161,098**	**$ 147,201**

Adjusted Diluted EPS:
Brady is presenting the non-GAAP measure, "Adjusted Diluted EPS." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Adjusted Diluted EPS (Note that certain amounts will not foot due to rounding):

	Three months ended April 30,		Nine months ended April 30,	
	2025	2024	2025	2024
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 1.09	$ 1.05	$ 2.89	$ 2.91
Amortization expense	0.08	0.04	0.22	0.11
Facility closure and other reorganization costs	0.06	-	0.15	-
Non-recurring acquisition-related costs and other expenses	-	-	0.08	-
Adjusted Diluted EPS (non-GAAP measure)	**$ 1.22**	**$ 1.09**	**$ 3.34**	**$ 3.03**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2025 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 3.95	$ 4.10
Amortization expense	0.30	0.30
Facility closure and other reorganization costs	0.15	0.15
Non-recurring acquisition-related costs and other expenses	0.08	0.08
Adjusted Diluted EPS (non-GAAP measure)	**$ 4.48**	**$ 4.63**